Fees Summary	Oct. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 65,217,897.58
Previously Paid Amount	0
Total Fee Amount	9,006.59
Total Offset Amount	7,616.4
Net Fee	$ 1,390.19